UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2010
PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 324-7500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement
On October 15, 2010, Patriot National Bancorp, Inc., a Connecticut corporation (the “Company”), entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with PNBK Holdings LLC, a Delaware limited liability company (“Holdings”), in connection with the closing of the transactions contemplated by that certain Securities Purchase Agreement, dated as of December 16, 2009, by and among the Company, Patriot National Bank, a wholly-owned banking subsidiary of the Company, and Holdings, as amended (the “Securities Purchase Agreement”). Pursuant to the Securities Purchase Agreement, Holdings became a controlling shareholder of the Company (See Items 3.02 and 5.01 of this Current Report on Form 8-K). The Registration Rights Agreement provides Holdings with customary demand, shelf and piggyback registration rights. The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Section 3 — Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.
On October 15, 2010 (the “Closing Date”), pursuant to, and in accordance with, the Securities Purchase Agreement, the Company issued and sold, and Holdings purchased, 33,600,000 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at a purchase price of $1.50 per share for an aggregate purchase price of $50,400,000.
The issuance and sale of the Shares was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) and Rule 506 of Regulation D promulgated thereunder. Holdings is an accredited investor, as defined under Regulation D promulgated under the Securities Act. No general solicitation was made by the Company or any person acting on the Company’s behalf in connection with the issuance and sale of the Shares. The Shares were sold pursuant to transfer restrictions, and the certificate for the Shares contains appropriate legends stating that such securities are not registered under the Securities Act and may not be offered or sold absent registration or an exemption from registration.

Item 3.03	Material Modification to Rights of Security Holders.
On October 6, 2010, the Company filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Charter Amendments”) with the Secretary of the State of Connecticut to effectuate (i) a reduction in the par value of the Common Stock from $2.00 per share to $0.01 per share and (ii) an increase in the number of authorized shares of the Common Stock from 60,000,000 shares to 100,000,000 shares. The approval of the Charter Amendments by the security holders of the Company at a special meeting held on August 25, 2010 was previously described in a Current Report on Form 8-K filed by the Company on August 25, 2010. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.
The information set forth in Items 1.01, 3.02 and 5.02 hereof is incorporated by reference into this Item 5.01.
As a result of the issuance and sale of the Shares to Holdings, the Company experienced a change in control. The Shares represent approximately 87.6% of the issued and outstanding shares of the Common Stock, based upon the disclosure in the Company’s most recent Form 10-Q (for the quarterly period ended June 30, 2010, filed on August 5, 2010) that there were 4,762,727 shares of the Common Stock outstanding as of July 31, 2010. The purchase of the Shares by Holdings was funded from Holdings’ working capital.
Immediately following the completion of the Investment on October 15, 2010, Holdings controls more than 50% of the Company’s voting power and, as a result, the Company qualifies as a “controlled company” as defined in Rule 5615(c)(1) of the NASDAQ Stock Market, Inc. Marketplace Rules (the “Marketplace Rules”). Therefore, as of October 15, 2010, the Company is exempt from the requirements of Rule 5605(b)(1) of the Marketplace Rules with respect to the Company Board being comprised of a majority of “independent directors,” as defined by Rule 5605(a)(2) of the Marketplace Rules, and Rules 5605(d) and 5605(e) of the Marketplace Rules covering the independence of directors serving on the Compensation Committee and the Nominating and Governance Committee of the Company Board, respectively. The controlled company exemption does not extend to the audit committee requirements under Rule 5605(c) of the Marketplace Rules or the requirement for executive sessions of independent directors under Rule 5606(b)(2) of the Marketplace Rules.
To the knowledge of the Company, there are not any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The disclosure set forth in Item 5.01 to this Current Report is incorporated into this item by reference.
Pursuant to the terms of, and in connection with the closing of the transactions contemplated under, the Securities Purchase Agreement, at the request of Holdings, the following directors (the “Resigned Directors”) and officers of the Company resigned as of the Closing Date:
Angelo De Caro (resigned as Chairman and Chief Executive Officer, but not as a director)
Charles F. Howell (resigned as a director and as an officer)
Philip W. Wolford (resigned as a director, but not as an officer)
John J. Ferguson
John A. Geoghegan
L. Morris Glucksman
Michael F. Intrieri
Raymond B. Smyth

Pursuant to the terms of, and in connection with the closing of the transactions contemplated under, the Securities Purchase Agreement, at the request of Holdings, the following new directors (the “Appointed Directors”) and officer were appointed by the Company as of the Closing Date:

Appointed Directors	Appointed Officer
Michael A. Carrazza (Chairman)	Christopher D. Maher (President and Chief Executive Officer)
Edward N. Constantino
Christopher D. Maher
Kenneth T. Neilson
Emile Van den Bol
Michael Weinbaum
The following table sets forth the committees of the Board of the Directors of the Company from which the Resigned Directors served as members and to which the Appointed Directors have been appointed as of the Closing Date:
Executive Committee

Resigned Directors	Appointed Directors
Charles F. Howell	Michael A. Carrazza (Chairman)
John J. Ferguson	Edward N. Constantino
John A. Geoghegan	Christopher D. Maher
L. Morris Glucksman	Kenneth T. Neilson
Michael F. Intrieri	Emile Van den Bol
Audit Committee

Resigned Directors	Appointed Directors
John J. Ferguson	Edward N. Constantino (Chairman)
Michael F. Intrieri	Kenneth T. Neilson
Raymond B. Smyth	Michael Weinbaum
Nominating and Governance Committee

Resigned Directors	Appointed Directors
John J. Ferguson	Emile Van den Bol (Chairman)
L. Morris Glucksman	Edward N. Constantino
Michael F. Intrieri	Michael Weinbaum
Compensation Committee

Resigned Directors	Appointed Directors
John J. Ferguson	Kenneth T. Neilson (Chairman)
John A. Geoghegan	Edward N. Constantino
L. Morris Glucksman	Emile Van den Bol
Michael F. Intrieri	Michael Weinbaum
Identifying information and experience of the newly appointed directors and officers of the Company is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 14, 2010, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The disclosure set forth in Item 3.03 to this Current Report is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Patriot National Bancorp, Inc., filed with the Secretary of State of the State of Connecticut on October 6, 2010

10.1	Registration Rights Agreement, dated as of October 15, 2010, by and between Patriot National Bancorp, Inc. and PNBK Holdings LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Date: October 20, 2010	By:	/s/ Robert F. O’Connell
Robert F. O’Connell
Senior Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Patriot National Bancorp, Inc., filed with the Secretary of State of the State of Connecticut on October 6, 2010

10.1	Registration Rights Agreement, dated as of October 15, 2010, by and between Patriot National Bancorp, Inc. and PNBK Holdings LLC